ADVISORS DISCIPLINED TRUST 829

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of Citigroup Capital XII and BB&T Capital Trust VII are no longer included in the portfolio.

Supplement Dated:  July 19, 2012




















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